UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934  (Amendment No.)

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Plug Power Inc.

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News Release

FOR IMMEDIATE RELEASE

Plug Power Reports on Status of Annual Meeting of Stockholders

LATHAM, NY – June 28, 2013 – Plug Power Inc. (NASDAQ:  PLUG) (the “Company”) today held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on and approved the following: (a) proposal 1, the election of George C. McNamee and Johannes M. Roth to the Company’s Board of Directors to hold office as Class II directors until the 2016 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal; and (b) proposal 3, the ratification of KPMG LLP as the Company’s independent auditors for 2013. In addition, the Company announced that it has adjourned the vote with respect to proposal 2, the approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio within a range of 1:10 to 1:25, in order to permit stockholders additional time within which to vote.  The adjourned  meeting will be held at 5:00 p.m. ET on July 1, 2013 at the offices of Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110.  The record date for the annual meeting is May 17, 2013.

Plug Power Inc. Safe Harbor Statement

This communication contains statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements contain projections of our future results of operations or of our financial position or state other forward-looking information. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to: the risk that we continue to incur losses and might never achieve or maintain profitability, the risk that we expect we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that we do not have enough cash to fund our operations to profitability and if we are unable to secure additional capital, we may need to reduce and/or cease our operations; the risk that a "going concern” opinion from our auditors, KPMG LLP, could impair our ability to finance its operations through the sale of equity, incurring debt, or other financing alternatives; the recent restructuring plan we adopted may adversely impact management’s ability to meet financial reporting requirements; our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue; the risk that pending orders may not convert to purchase orders; the risk that our continued failure to comply with NASDAQ’s listing standards may result in our common stock being delisted from the NASDAQ stock market, which may severely limit our ability to raise additional capital; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our GenDrive systems; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to improve system reliability for our GenDrive systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; and other risks and uncertainties discussed under “Item IA—Risk Factors” in Plug Power’s annual report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission (“SEC”) on April 1, 2013 and as amended on April 30, 2013 and the reports Plug Power filed from time to time with the SEC. These forward-looking statements speak only as of the date on which the statements were made and are not guarantees of future performance. Except as may be required by applicable law, we do not undertake or intend to update any forward-looking statements after the date of this communication.

Important Information

In connection with the solicitation of proxies, on May 31, 2013, Plug Power Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2013 Annual Meeting.  PLUG POWER’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY PLUG POWER WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.  The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov.  The Company’s definitive proxy materials are also available for free from Plug Power at http://www.plugpower.com/, or by writing to Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110, Attention:  Corporate Secretary.  The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Plug Power Inc. and its directors, nominees and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Plug Power in connection with the Company’s 2013 Annual Meeting of Stockholders.  Information concerning the interests of participants in the solicitation of proxies is included in the definitive proxy statement filed by Plug Power with the SEC on May 31, 2013 in connection with its 2013 Annual Meeting of Stockholders.

Contact

For additional information contact:
David Rodewald / Karen Freedman
+1 805-494-9508
The David James Agency | Plug Power

plugpower@davidjamesagency.com